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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 8, 2000



                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)



                  DELAWARE                                    000-24931                         58-2395199
--------------------------------------------       -----------------------------        -----------------------------
        (State or other jurisdiction                        (Commission                 (IRS Employer
              of incorporation)                             File Number)                Identification No.)



          3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.

                  On September 8, 2000, S1 Corporation ("S1") is holding an analysts conference during which S1 will be discussing its business and operations. The content from the conference is being broadcast over the Internet at: http://www.vcall.com/NASApp/VCall/ConsoleFrameset2?ID=38534.

                  Also during the conference, certain S1 customers and strategic partners are expected to participate in discussions about their views on various topics, including their relationship with S1 and their efforts to enable their customers on the Internet. The views expressed by such third parties are their own and may or may not reflect the views of S1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.



(a)      Not applicable.



(b)      Not applicable.



(c)      Not applicable.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    S1 CORPORATION
                                    (Registrant)

                                    /s/ Robert F. Stockwell
                                    ------------------------------------
                                    Robert F. Stockwell
                                    Chief Financial Officer






Date: September 7, 2000